Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Travis Wachter	John Chang
+ 1 (202) 295-4217	+ 1 (202) 295-4212
twachter@cogentco.com	investor.relations@cogentco.com

COGENT COMMUNICATIONS REPORTS FOURTH QUARTER 2009

AND FULL YEAR 2009 RESULTS

Financial and Business Highlights

•                  Service revenue for Q4 2009 of $62.5 million — an increase of 3.8% from $60.2 million for Q3 2009 and an increase of 13.8% from $54.9 million for Q4 2008

•                  Foreign exchange positively impacts revenue growth from Q3 2009 to Q4 2009 by $0.6 million and positively impacts revenue growth from Q4 2008 to Q4 2009 by $2.2 million

•                  Service revenue for 2009 of $235.8 million — an increase of 9.4% from $215.5 million for  2008

•                  Foreign exchange negatively impacts revenue growth from 2008 to 2009 by $3.9 million — excluding this impact, service revenue from 2008 to 2009 increased by 11.2%

•                  Traffic growth of 23% from Q3 2009 to Q4 2009, traffic growth of 86% from Q4 2008 to Q4 2009 and traffic growth of 75% from 2008 to 2009

•                  EBITDA, as adjusted, of $17.4 million for Q4 2009 - an increase of 2.2% from $17.0 million for Q3 2009 and an increase of 18.6% from $14.7 million for Q4 2008

•                  EBITDA, as adjusted, of $64.9 million for 2009 - an increase of 8.2% from $60.0 million for 2008

•                  Operating income for Q4 2009 of $1.4 million - an increase from $0.5 million for Q3 2009 and an increase from an operating (loss) of $(4.6) million for Q4 2008

•                  21,349 customer connections on the Cogent network at the end of 2009 - an increase of 19.9%  from 17,800 customer connections at the end of 2008

•                  1,451 on-net buildings on the Cogent network at the end of 2009 - an increase of 125 on-net buildings and 9.4% from 1,326 on-net buildings at the end of 2008

•                  Cash and cash equivalents increased by $4.8 million from September 30, 2009 to December 31, 2009

[WASHINGTON, D.C. February 25, 2010] Cogent Communications Group, Inc. (NASDAQ: CCOI) today announced service revenue of $62.5 million for the three months ended December 31, 2009, an increase of 3.8% over $60.2 million for the three months ended September 30, 2009 and an increase of 13.8% over $54.9 million for the three months ended December 31, 2008.  Service revenue was $235.8 million for the year ended December 31, 2009, an increase of 9.4% over $215.5 million for the year ended December 31, 2008.

On-net revenue was $49.7 million for the three months ended December 31, 2009, an increase of 3.4% over $48.1 million for the three months ended September 30, 2009 and an increase of 11.0% over $44.8 million for the three months ended December 31, 2008. On-net revenue was $188.5 million for the year ended December 31, 2009, an increase of 7.1% over $176.0 million for the year ended December 31, 2008.  On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities.

Off-net revenue was $11.8 million for the three months ended December 31, 2009, an increase of 6.0% over $11.1 million for the three months ended September 30, 2009 and an increase of 28.7% over $9.2 million for the three months ended December 31, 2008. Off-net revenue was $43.3 million for the year ended December 31, 2009, an increase of 25.3% over $34.6 million for the year ended December 31, 2008.  Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network.

Non-core revenue was $1.1 million for the three months ended December 31, 2009, $1.1 million for the three months ended September 30, 2009 and $1.0 million for the three months ended December 31, 2008.  Non-core revenue was $4.0 million for the year ended December 31, 2009, a decrease of 17.6% from $4.8 million for the year ended December 31, 2008.  Non-core services are legacy services, which Cogent acquired and continues to support but does not actively sell.

Gross profit, excluding equity-based compensation expense, increased 3.1% to $34.9 million for the three months ended December 31, 2009 from $33.9 million for the three months ended September 30, 2009 and increased 12.0% from $31.2 million for the three months ended December 31, 2008. Gross profit, excluding equity-based compensation expense, was $133.2 million for the year ended December 31, 2009, an increase of 8.5% over $122.8 million for the year ended December 31, 2008.  Gross profit margin, excluding equity-based compensation expense, was 55.9% for the three months ended December 31, 2009, 56.2% for the three months ended September 30, 2009, and 56.7% for the three months ended December 31, 2008.  Gross profit margin, excluding equity-based compensation expense, was 56.5% for the year ended December 31, 2009 and 57.0% for the year ended December 31, 2008.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased 2.2% to $17.4 million for the three months ended December 31, 2009 from $17.0 million for the three months ended September 30, 2009 and increased 18.6% from $14.7 million for the three months ended December 31, 2008.  EBITDA, as adjusted, margin was 27.8% for the three months ended December 31, 2009, 28.2% for the three months ended September 30, 2009, and 26.7% for the three months ended December 31, 2008. Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased 8.2% to $64.9 million for the year ended December 31, 2009 from $60.0 million for the year ended December 31, 2008.  EBITDA, as adjusted, margin was 27.5% for the year ended December 31, 2009 and 27.9% for the year ended December 31, 2008.

Basic and diluted net (loss) per share was $(0.03) for the three months ended December 31, 2009 and $(0.07) for the three months ended September 30, 2009. Basic and diluted net income per share was $0.25 and $0.24, respectively, for the three months ended December 31, 2008.  Basic and diluted net (loss) income per share was $(0.39) for the year ended December 31, 2009 and $(0.34) for the year ended December 31, 2008.  Included in the net income per share and net (loss) per share for the three months and year ended December 31, 2008 were gains of $19.8 million (representing $0.46 per basic and diluted share) and $23.1 million (representing $0.52 per basic and diluted share), respectively, related to purchases of convertible notes. Included in the net (loss) per share for the three months and year ended December 31, 2009 was a tax benefit of $1.5 million related to a partial reversal of a deferred tax asset valuation allowance and representing $0.03 per basic and diluted share for the three months ended December 31, 2009 and $0.03 per basic and diluted share for the year ended December 31, 2009.

Total customer connections increased 1.7% to 21,349 as of December 31, 2009 from 20,988 as of September 30, 2009 and increased 19.9% from 17,800 as of December 31, 2008. On-net customer connections increased 3.3% to 17,188 as of December 31, 2009 from 16,633 as of September 30, 2009 and increased 21.5% from 14,148 as of December 31, 2008.  Off-net customer connections were 3,236 as of December 31, 2009, 3,290 as of September 30, 2009 and 3,040 as of December 31, 2008.  Non-core customer connections were 925 as of December 31, 2009, 1,065 as of September 30, 2009 and 612 as of December 31, 2008.

The number of on-net buildings increased by 30 on-net buildings to 1,451 on-net buildings as of December 31, 2009 from 1,421 on-net buildings as of September 30, 2009, and increased by 125 on-net buildings from 1,326 on-net buildings as of December 31, 2008.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on February 25, 2010 to discuss Cogent’s operating results for the fourth quarter of 2009 and 2009 and Cogent’s expectations for full year 2010.  Investors and other interested parties may access a live audio webcast of the earnings call under “Events” at the Investor Relations section of Cogent’s website at http://www.cogentco.com/us/ir_events.php.  A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access and point-to-point transport services.  Cogent’s facilities-based, all-optical IP network backbone provides IP services in over 140 markets located in North America and Europe.

Cogent Communications is headquartered at 1015 31st Street, NW, Washington, D.C. 20007. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Metric ($ in 000’s, except share and per share data) – unaudited
On-Net revenue	$42,811	$44,215	$44,243	$44,764	$44,293	$46,453	$48,050	$49,667
% Change from previous Qtr.	5.7%	3.3%	0.1%	1.2%	-1.1%	4.9%	3.4%	3.4%
Off-Net revenue	$7,994	$8,459	$8,995	$9,159	$9,867	$10,562	$11,127	$11,791
% Change from previous Qtr.	0.3%	5.8%	6.3%	1.8%	7.7%	7.0%	5.3%	6.0%
Non-Core revenue (1)	$1,305	$1,185	$1,356	$1,003	$916	$976	$1,052	$1,053
% Change from previous Qtr.	-12.2%	-9.2%	14.4%	-26.0%	-8.7%	6.6%	7.8%	0.1%
Service revenue – total	$52,110	$53,859	$54,594	$54,926	$55,076	$57,991	$60,229	$62,511
% Change from previous Qtr.	4.3%	3.4%	1.4%	0.6%	0.3%	5.3%	3.9%	3.8%
Network operations expenses (2)	$21,958	$22,952	$24,059	$23,758	$24,118	$24,511	$26,375	$27,597
% Change from previous Qtr.	-2.0%	4.5%	4.8%	-1.3%	1.5%	1.6%	7.6%	4.6%
Gross profit (2)	$30,152	$30,907	$30,535	$31,168	$30,958	$33,480	$33,854	$34,914
% Change from previous Qtr.	9.4%	2.5%	-1.2%	2.1%	-0.7%	8.1%	1.1%	3.1%
Gross profit margin (2)	57.9%	57.4%	55.9%	56.7%	56.2%	57.7%	56.2%	55.9%
Selling, general and administrative expenses (3)	$15,550	$14,448	$16,403	$16,517	$17,068	$16,962	$16,847	$17,593
% Change from previous Qtr.	8.7%	-7.1%	13.5%	0.7%	3.3%	-0.6%	-0.7%	4.4%
Depreciation and amortization expense	$16,296	$15,828	$15,494	$14,970	$14,576	$15,271	$15,282	$14,784
% Change from previous Qtr.	-2.8%	-2.9%	-2.1%	-3.4%	-2.6%	4.8%	0.1%	-3.3%
Asset impairment	$1,592	$—	$—	$—	$—	$—	$—	$—
% Change from previous Qtr.	100.0%	-100.0%	—%	—%	—%	—%	—%	—%
Equity-based compensation expense	$5,425	$4,166	$4,023	$4,262	$3,814	$2,350	$1,267	$1,176
% Change from previous Qtr.	67.5%	-23.2%	-3.4%	5.9%	-10.5%	-38.4%	-46.1%	-7.2%
Operating (loss) income	$(8,711)	$(3,535)	$(5,385)	$(4,581)	$(4,500)	$(1,103)	$458	$1,361
% Change from previous Qtr.	-29.0%	59.4%	-52.3%	14.9%	1.8%	75.5%	141.5%	197.2%

Gains on purchases of convertible notes (5)	$—	$—	$3,245	$19,830	$—	$—	$—	$—
% Change from previous Qtr.	—%	—%	100.0%	511.1%	-100.0%	—%	—%	—%
Net (loss) income (5)	$(11,573)	$(7,635)	$(6,501)	$10,487	$(8,160)	$(4,453)	$(3,279)	$(1,259)
% Change from previous Qtr.	-65.2%	34.0%	14.9%	261.3%	-177.8%	45.4%	26.4%	61.6%
Basic net (loss) income per common share (5)	$(0.25)	$(0.17)	$(0.15)	$0.25	$(0.19)	$(0.10)	$(0.07)	$(0.03)
% Change from previous Qtr.	-66.7%	32.0%	11.8%	266.7%	-176.0%	47.4%	30.0%	57.1%
Diluted net (loss) income per common share (5)	$(0.25)	$(0.17)	$(0.15)	$0.24	$(0.19)	$(0.10)	$(0.07)	$(0.03)
% Change from previous Qtr.	-66.7%	32.0%	11.8%	260.0%	-179.2%	47.4%	30.0%	57.1%
Weighted average common shares – basic	46,265,575	45,397,919	43,593,205	42,799,786	42,758,372	43,689,747	43,894,098	44,242,791
% Change from previous Qtr.	-1.3%	-1.9%	-4.0%	-1.8%	-0.1%	2.2%	0.5%	0.8%
Weighted average common shares – diluted (5)	46,265,575	45,397,919	43,593,205	43,395,989	42,758,372	43,689,747	43,894,098	44,242,791
% Change from previous Qtr.	-1.3%	-1.9%	-4.0%	-0.5%	-1.5%	2.2%	0.5%	0.8%
EBITDA, as adjusted (4)	$14,618	$16,585	$14,166	$14,653	$13,890	$16,670	$17,007	$17,379
% Change from previous Qtr.	9.6%	13.5%	-14.6%	3.4%	-5.2%	20.0%	2.0%	2.2%
EBITDA, as adjusted margin (4)	28.1%	30.8%	25.9%	26.7%	25.2%	28.7%	28.2%	27.8%
Cash provided by operating activities	$11,492	$14,223	$17,828	$10,793	$12,816	$13,031	$14,751	$16,346
% Change from previous Qtr.	-14.6%	23.8%	25.3%	-39.5%	18.7%	1.7%	13.2%	10.8%
Capital expenditures	$9,778	$9,029	$9,515	$5,188	$11,746	$13,378	$16,676	$7,707
% Change from previous Qtr.	128.2%	-7.7%	5.4%	-45.5%	126.4%	13.9%	24.7%	-53.8%
Customer Connections – end of period
On-Net	11,849	12,502	13,307	14,148	14,674	15,988	16,633	17,188
% Change from previous Qtr.	5.9%	5.5%	6.4%	6.3%	3.7%	9.0%	4.0%	3.3%
Off-Net	3,003	2,994	2,996	3,040	3,008	3,291	3,290	3,236
% Change from previous Qtr.	0.6%	-0.3%	0.1%	1.5%	-1.1%	9.4%	—%	-1.6%
Non Core (1)	744	685	651	612	564	1,149	1,065	925
% Change from previous Qtr.	-7.5%	-7.9%	-5.0%	-6.0%	-7.8%	103.7%	-7.3%	-13.1%
Total	15,596	16,181	16,954	17,800	18,246	20,428	20,988	21,349
% Change from previous Qtr.	4.1%	3.8%	4.8%	5.0%	2.5%	12.0%	2.7%	1.7%

Other – end of period
Buildings On-Net	1,247	1,274	1,301	1,326	1,355	1,389	1,421	1,451
Employees	460	483	509	540	548	536	569	578

(1)          Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada) and dial-up Internet access services.

(2)          Excludes equity-based compensation expense of $85, $83, $80, $80, $76, $47, $25 and $24 in the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)          Excludes equity-based compensation expense of $5,340, $4,083, $3,943, $4,182, $3,738, $2,303, $1,242 and $1,152 in the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures. EBITDA, as adjusted, includes net gains from the disposition and acquisition of assets of $16, $126, $34, $2, $152 and $58 in the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, June 30, 2009 and December 31, 2009, respectively. EBITDA, as adjusted, excludes gains on the purchases of convertible notes of $3,245 and $19,830 for the three months ended September 30, 2008 and December 31, 2008, respectively.

(5)          Amounts have been restated to reflect the adoption of Accounting Standards Codification (“ASC”) Subtopic 470-20, Debt, “Debt with Conversion and Other Options”.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net (loss) income before income taxes, net interest expense, depreciation and amortization. Management believes the most directly comparable measure to EBITDA calculated in accordance with GAAP is cash flows provided by operating activities.

EBITDA, as adjusted, represents EBITDA less gains on convertible note purchases. The Company has excluded these gains because they relate to its capital structure. The Company believes EBITDA, as adjusted, is a useful measure of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA and EBITDA, as adjusted, are not recognized terms under generally accepted accounting principles in the United States, or GAAP, and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, EBITDA is not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of EBITDA and EBITDA, as adjusted, may also differ from the calculation of EBITDA and EBITDA, as adjusted, by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

EBITDA and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	YEAR 2008	YEAR 2009
($ In 000’s) – unaudited
Cash flows provided by operating activities	$11,492	$14,223	$17,828	$10,793	$12,816	$13,031	$14,751	$16,346	$54,336	$56,944
Changes in operating assets and liabilities	2,439	250	(5,848)	489	(1,486)	1,109	(333)	(530)	(2,665)	(1,240)
Cash interest expense and income tax expense	671	1,986	2,159	3,369	2,560	2,378	2,589	1,505	8,174	9,030
Gains on note purchases, asset purchases and other (1)	16	126	3,272	19,832	—	152	—	58	23,253	210
EBITDA, including gains (1)	$14,618	$16,585	$17,411	$34,483	$13,890	$16,670	$17,007	$17,379	$83,098	$64,944
Gains on note purchases (1)	—	—	(3,245)	(19,830)	—	—	—	—	(23,075)	—
EBITDA, as adjusted	$14,618	$16,585	$14,166	$14,653	$13,890	$16,670	$17,007	$17,379	$60,023	$64,944

(1)          Amounts have been restated to reflect the adoption of ASC Subtopic 470-20, Debt, “Debt with Conversion and Other Options”.

Impact of foreign currencies on service revenue

($ In 000’s) – unaudited	YEAR 2008	YEAR 2009
Service Revenue as reported	$215,489	$235,807
Impact of foreign currencies on service revenue (1)	(3,234)	3,916
Service revenue - as adjusted	$212,255	$239,723
Increase from 2008 to 2009 - (Service revenue as adjusted for 2009 less service revenue as reported for 2008.		$24,234
Percent increase (Increase from 2008 to 2009 divided by service revenue as reported for 2008)		11.2%

(1) Service revenue as adjusted is determined by translating the service revenue for the year ended December 31, 2009 at the average foreign currency exchange rates for the year ended December 31, 2008 and translating the service revenue for the year ended December 31, 2008 at the average foreign currency exchange rates for the year ended December 31, 2007.

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2008 AND 2009

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2008 (Adjusted)	2009
Assets
Current assets:
Cash and cash equivalents	$71,291	$55,929
Short term investments—restricted	62	—
Accounts receivable, net of allowance for doubtful accounts of $1,914 and $2,516, respectively	22,174	22,877
Prepaid expenses and other current assets	6,389	8,045
Total current assets	99,916	86,851
Property and equipment:
Property and equipment	618,008	695,437
Accumulated depreciation and amortization	(374,069)	(431,653)
Total property and equipment, net	243,939	263,784
Deposits and other assets ($1,091 and $469 restricted, respectively)	3,938	4,360

Total assets	$347,793	$354,995

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,795	$12,781
Accrued and other current liabilities	14,756	17,609
Current maturities, capital lease obligations	5,940	5,643
Total current liabilities	33,491	36,033
Capital lease obligations, net of current maturities	98,253	104,021
Convertible senior notes, net of discount of $30,253 and $25,708, respectively	61,725	66,270
Other long term liabilities	3,374	4,187

Total liabilities	196,843	210,511

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 44,318,949 and 44,853,974 shares issued and outstanding, respectively	44	45
Additional paid-in capital	465,114	475,158
Stock purchase warrants	764	—
Accumulated other comprehensive income—foreign currency translation adjustment	572	1,976
Accumulated deficit	(315,544)	(332,695)

Total stockholders’ equity	150,950	144,484

Total liabilities and stockholders’ equity	$347,793	$354,995

The consolidated balance sheet as of December 31, 2008 has been restated for the retrospective application of ASC 470-20, Debt, “Debt with Conversion and Other Options.”

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2009

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2008 (Adjusted)	2009
Service revenue	$215,489	$235,807
Operating expenses:
Network operations (including $328 and $172 of equity-based compensation expense, respectively, exclusive of amounts shown separately)	93,055	102,775
Selling, general, and administrative (including $17,548 and $8,435 of equity-based compensation expense, respectively)	80,465	76,905
Asset impairment	1,592	—
Depreciation and amortization	62,589	59,913
Total operating expenses	237,701	239,593

Operating loss	(22,212)	(3,786)
Gains—purchases of senior convertible notes	23,075	—
Gains—purchase and dispositions of assets	178	210
Interest income and other	3,847	898
Interest expense	(18,574)	(15,720)
Net loss before income taxes	(13,686)	(18,398)
Income tax (provision) benefit	(1,536)	1,247

Net loss	$(15,222)	$(17,151)

Basic and diluted net loss per common share	$(0.34)	$(0.39)

Weighted-average common shares—basic & diluted	44,563,727	44,028,736

The consolidated statement of operations for the year ended December 31, 2008 has been restated for the retrospective application of ASC 470-20, Debt, “Debt with Conversion and Other Options.”

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2009

(UNAUDITED AND IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	Three months ended December 31, 2008 (Adjusted)	Three months ended December 31, 2009
Service revenue	$54,926	$62,511
Operating expenses:
Network operations (including $80 and $24 of equity-based compensation expense, respectively, exclusive of amounts shown separately)	23,838	27,621
Selling, general, and administrative (including $4,182 and $1,152 of equity-based compensation expense, respectively)	20,699	18,745
Depreciation and amortization	14,970	14,784
Total operating expenses	59,507	61,150

Operating (loss) income	(4,581)	1,361
Gains—purchases of senior convertible notes	19,830	—
Interest income and other	512	171
Interest expense	(4,125)	(4,063)
Net income (loss) before income taxes	11,636	(2,531)
Income tax (provision) benefit	(1,149)	1,272
Net income (loss)	$10,487	$(1,259)

Basic net income (loss) per common share	$0.25	$(0.03)

Weighted-average common shares—basic	42,799,786	44,242,791

Diluted net income (loss) per common share	$0.24	$(0.03)

Weighted-average common shares—diluted	43,395,989	44,242,791

The consolidated statement of operations for the three months ended December 31, 2008 has been restated for the retrospective application of ASC 470-20, Debt, “Debt with Conversion and Other Options.”

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2009

(UNAUDITED AND IN THOUSANDS)

	2008 (Adjusted)	2009
Cash flows from operating activities:
Net cash provided by operating activities	54,336	56,944

Cash flows from investing activities:
Purchases of property and equipment	(33,510)	(49,507)
Maturities of short-term investments	750	62
Purchase of other assets	—	(246)
Proceeds from asset sales	221	338
Net cash used in investing activities	(32,539)	(49,353)

Cash flows from financing activities:
Purchases of senior convertible notes	(48,553)	—
Repayment of capital lease obligations	(17,959)	(23,167)
Purchases of common stock	(59,273)	(730)
Proceeds from exercises of common stock options	147	357
Net cash used in financing activities	(125,638)	(23,540)

Effect of exchange rate changes on cash	(1,889)	587
Net decreases in cash and cash equivalents	(105,730)	(15,362)
Cash and cash equivalents, beginning of year	177,021	71,291
Cash and cash equivalents, end of year	$71,291	$55,929

The consolidated statement of cash flows for the year ended December 31, 2008 has been restated for the retrospective application of ASC 470-20, Debt, “Debt with Conversion and Other Options.”

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.    The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences.  Some of the factors and risks associated with our business are discussed in Cogent’s filings with the Securities and Exchange Commission.

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